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                                                                     EXHIBIT 1.1

                        [Form of Underwriting Agreement]

                        Fleet Credit Card Master Trust II
                    $__________ Class A [Floating Rate] [__%]
                           Certificates, Series 200_-_
                    $__________ Class B [Floating Rate] [__%]
                           Certificates, Series 200_-_

                      FLEET BANK (RI), NATIONAL ASSOCIATION
                       (AS ACCOUNT OWNER AND AS SERVICER)


                         FLEET CREDIT CARD FUNDING TRUST
                                 (AS TRANSFEROR)


                             UNDERWRITING AGREEMENT

--------------------------------
   as Representative
   (the "Representative") of the
   Underwriters set forth herein
--------------------------------


Ladies and Gentlemen:

        1. Introductory. Fleet Credit Card Funding Trust, a Delaware business trust ("FCCF") proposes to cause $___________ aggregate principal amount of Class A [Floating Rate] [__%] Asset-Backed Certificates, Series 200_-_ (the "Class A Certificates"), $____________ aggregate principal amount of Class B [Floating Rate] [__%] Asset-Backed Certificates, Series 200_-_ (the "Class B Certificates, and together with the Class A Certificates, the "Certificates") and a $___________ Collateral Interest, Series 200_-_ (the "Collateral Interest") to be issued under an Amended and Restated Pooling and Servicing Agreement dated as of December 1, 1993 (as amended and restated as of January 1, 2002, the "Amended and Restated Pooling and Servicing Agreement"), among FCCF, as Transferor, Fleet Bank (RI), National Association, a national banking association (the "Bank"), as Servicer and Bankers Trust Company, as Trustee (the "Trustee") as supplemented by the Series 200_-_ Supplement with respect to the Certificates to be dated as of __________ __, 200_ (the "Series Supplement" and together with the Amended and Restated Pooling and Servicing Agreement, the "Pooling and

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Servicing Agreement"). To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement.

         The assets of the Trust will include, among other things, certain amounts due (the "Receivables") with respect to a pool of VISA and MasterCard credit card accounts owned by the Bank and designated to the Trust (the "Accounts"), and recoveries on Defaulted Receivables.

         FCCF and the Bank have entered into a Receivables Purchase Agreement dated as of January 1, 2002 (the "Receivables Purchase Agreement") pursuant to which the Bank has sold to FCCF all of the Bank's right, title and interest in the Receivables existing or arising in the Accounts.

         FCCF and the Bank each hereby agrees with the underwriters for the Class A Certificates listed on Schedule A hereto (the "Class A Underwriters") and the underwriters for the Class B Certificates listed on Schedule A hereto (the "Class B Underwriters," and together with the Class A Underwriters, the "Underwriters") as follows:

         2. Representations and Warranties of FCCF. FCCF represents and warrants to, and agrees with, the Underwriters that:

                  (a) FCCF is a business trust duly formed and validly existing in good standing under the laws of the State of Delaware and has all requisite power, authority and legal right to own its property and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement, the Certificates, the Receivables Purchase Agreement and the Pooling and Servicing Agreement.

                  (b) The execution and delivery by FCCF of this Agreement, the Certificates, the Series Supplement, the Receivables Purchase Agreement and the Amended and Restated Pooling and Servicing Agreement, the incurrence by FCCF of the obligations herein and therein set forth and the consummation by FCCF of the transactions contemplated hereunder and thereunder have been duly authorized by FCCF by all necessary action on the part of FCCF.

                  (c) This Agreement has been duly authorized, executed and delivered by FCCF.

                  (d) The Series Supplement will be executed and delivered by FCCF on or before the Closing Date, and when executed and delivered by the other parties thereto, will constitute a valid and binding agreement of FCCF, enforceable against FCCF in accordance with its terms, and the Receivables Purchase Agreement and the Amended and Restated Pooling and Servicing Agreement each as previously executed and delivered by FCCF, each constitute a valid and binding agreement of FCCF, enforceable against FCCF, each in accordance with its terms, except, in each case, to the extent that (i) the enforceability thereof may be subject to insolvency, reorganization, moratorium, receivership or other similar laws now or hereafter in effect relating to creditors or other


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         obligees' rights generally, (ii) the enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and (iii) certain remedial provisions of the Receivables Purchase Agreement and the Amended and Restated Pooling and Servicing Agreement may be unenforceable in whole or in part under the UCC, but the inclusion of such provisions does not render the other provisions of the Receivables Purchase Agreement or the Amended and Restated Pooling and Servicing Agreement invalid and, notwithstanding that such provisions may be unenforceable in whole or in part, the Trustee will be able to enforce the remedies of a secured party under the UCC.

                  (e) The Certificates will be issued pursuant to the terms of the Pooling and Servicing Agreement and, when executed by FCCF and authenticated by the Trustee in accordance with the Pooling and Servicing Agreement and delivered pursuant to this Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement. The Certificates will be in all material respects in the form contemplated by the Pooling and Servicing Agreement and will conform to the description thereof contained in the Prospectus and the Registration Statement, as amended or supplemented.

                  (f) FCCF is not in violation of any Requirement of Law or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other instrument to which it is a party or by which it is bound or to which any of its property is subject, which violations or defaults separately or in the aggregate would have a material adverse effect on FCCF or the Trust.

                  (g) Neither the issuance and sale of the Certificates, nor the execution and delivery by the FCCF of this Agreement or the Certificates, nor the incurrence by FCCF of the obligations herein and therein set forth, nor the consummation of the transactions contemplated hereunder or thereunder, nor the fulfillment by FCCF of the terms hereof or thereof does or will (i) violate any Requirement of Law presently in effect, applicable to it or its properties or by which it or its properties are or may be bound or affected, (ii) conflict with, or result in a breach of, or constitute a default under, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties are bound, or (iii) result in the creation or imposition of any Lien upon any of its property or assets, except for those encumbrances created under the Pooling and Servicing Agreement.

                  (h) All consents, approvals, authorizations, orders, filings, registrations or qualifications of or with any court or any other governmental agency, board, commission, authority, official or body required in connection with the execution and delivery by FCCF of this Agreement, the Certificates, the Receivables Purchase Agreement or the Pooling and Servicing Agreement, or to the consummation by FCCF of the transactions contemplated hereunder and thereunder, or to the fulfillment by FCCF of the terms hereof and thereof have been or will have been obtained on or before the Closing Date.


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                  (i) All actions required to be taken by FCCF as a condition to the offer and sale of the Certificates as described herein or the consummation by FCCF of any of the transactions described in the Prospectus and the Registration Statement have been or, prior to the Closing Date, will be taken.

                  (j) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939.

                  (k) The representations and warranties made by FCCF in the Pooling and Servicing Agreement and made in any Officer's Certificate of FCCF delivered pursuant to the Pooling and Servicing Agreement were true and correct at the time made and will be true and correct on and as of the Closing Date as if set forth herein.

                  (l) The Receivables (including Receivables in the Additional Accounts, the Receivables of which have been or are expected to be conveyed to the Trustee during the period from _____________ through the Closing Date) had an aggregate outstanding balance determined as of _______________ in the amount set forth in the Prospectus.

                  (m) FCCF agrees it has not granted, assigned, pledged or transferred and shall not grant, assign, pledge or transfer to any Person a security interest in, or any other right, title or interest in, the Receivables, except as provided in the Pooling and Servicing Agreement, and agrees to take all action required by the Pooling and Servicing Agreement in order to maintain the security interest in the Receivables granted pursuant to the Pooling and Servicing Agreement.

                  (n) A registration statement on Form S-3 (Nos. 333-_________ and 333-________), including a form of prospectus and such amendments thereto as may have been required to the date hereof, relating to the Certificates and the offering thereof in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"), has been filed with, and has been declared effective by, the Securities and Exchange Commission (the "Commission"). If any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. For purposes of this Agreement, "Effective Time" means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission, and "Effective Date" means the date of the Effective Time. Such registration statement, as amended at the Effective Time, is hereinafter referred to as the "Registration Statement." FCCF proposes to file with the Commission pursuant to Rule 424(b) ("Rule 424(b)") under the Act a supplement (the "Prospectus Supplement") to the prospectus included in the Registration Statement (such prospectus, in the form it appears in the Registration Statement or in the form most recently revised and filed with the Commission pursuant to Rule 424(b), is hereinafter referred to as the "Base Prospectus") relating to the Certificates and the method of distribution thereof. The Base Prospectus and the Prospectus Supplement, together with any amendment thereof or supplement thereto, are hereinafter referred to as the "Prospectus". For purposes of this Agreement, "Certificate Term Sheet" means that


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         certain term sheet dated as of _________ __, 200_ and delivered by FCCF to each Underwriter, which term sheet has been or will be filed by FCCF on a Form 8-K in accordance with all applicable no-action letters, as published by the Commission.

                  (o) On the Effective Date, the Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of this Agreement, the Registration Statement and the Prospectus conform, and at the time of filing of the Prospectus pursuant to Rule 424(b), the Registration Statement and the Prospectus will conform in all respects with the requirements of the Act and the Rules and Regulations and neither of such documents includes, or will include, any untrue statement of a material fact, and such documents do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to statements in or omissions from such documents based upon written information furnished to FCCF or to the Bank by the Underwriters specifically for use therein. FCCF hereby acknowledges that (i) the only information provided by the Class A Underwriters for inclusion in the Registration Statement, the Certificate Term Sheet and the Prospectus is set forth on the cover page of the Prospectus Supplement in the table under the heading "Class A Certificates" and on the line across from "Price to public per certificate," in the last sentence under the caption "Risk Factors' Ability to Resell Series 200_-_ Certificates Not Assured" in the Prospectus Supplement, in the table listing the Class A Underwriters and the Principal Amount of Class A Certificates and in the paragraph immediately following such table under "Underwriting" in the Prospectus Supplement and in the final paragraph under "Underwriting" in the Prospectus Supplement (the "Class A Underwriters' Information"); and (ii) the only information provided by the Class B Underwriters for inclusion in the Registration Statement, the Certificate Term Sheet and the Prospectus is set forth on the cover page of the Prospectus Supplement in the table under the heading "Class B Certificates" and on the line across from "Price to public per certificate," in the last sentence under the caption "Risk Factors' Ability to Resell Series 200_-_ Certificates Not Assured" in the Prospectus Supplement, in the table listing the Class B Underwriters and the Principal Amount of Class B Certificates and in the paragraph immediately following such table under "Underwriting" in the Prospectus Supplement and in the final paragraph under "Underwriting" in the Prospectus Supplement (the "Class B Underwriters' Information").

                  (p) There has not been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of FCCF, taken as a whole, from _________, 200_.

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         3. Representations and Warranties of the Bank. The Bank represents and warrants to, and agrees with, the Underwriters that:


                  (a) The Bank is a national banking association duly organized and validly existing in good standing under the laws of the United States, and has all requisite corporate power, authority and legal right to own its property and conduct its credit card business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement, the Receivables Purchase Agreement and the Pooling and Servicing Agreement.

                  (b) The execution and delivery by the Bank of this Agreement, the Receivables Purchase Agreement, the Amended and Restated Pooling and Servicing Agreement and the Series Supplement, the incurrence by the Bank of the obligations herein and therein set forth and the consummation by the Bank of the transactions contemplated hereunder and thereunder have been duly authorized by the Bank by all necessary action on the part of the Bank.

                  (c) This Agreement has been duly authorized, executed and delivered by the Bank.

                  (d) The Series Supplement will be executed and delivered by the Bank on or before the Closing Date, and when executed and delivered by the other parties thereto, will constitute a valid and binding agreement of the Bank, enforceable against the Bank in accordance with its terms, and the Receivables Purchase Agreement and the Amended and Restated Pooling and Servicing Agreement each as previously executed and delivered by the Bank each constitute a valid and binding agreement of the Bank, enforceable against the Bank, each in accordance with its terms, except, in each case, to the extent that (i) the enforceability thereof may be subject to insolvency, reorganization, moratorium, receivership or other similar laws now or hereafter in effect relating to creditors' or other obligees' rights generally or the rights of creditors or other obligees insured by the FDIC, (ii) the enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and (iii) certain remedial provisions of the Receivables Purchase Agreement and of the Amended and Restated Pooling and Servicing Agreement may be unenforceable in whole or in part under the UCC, but the inclusion of such provisions does not render the other provisions of the Receivables Purchase Agreement or the Amended and Restated Pooling and Servicing Agreement invalid and, notwithstanding that such provisions may be unenforceable in whole or in part, the Trustee will be able to enforce the remedies of a secured party under the UCC.

                  (e) The Bank is not in violation of any Requirement of Law or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other instrument to which it is a party or by which it is bound or to which any of its property is subject, which violations or defaults separately or in the aggregate would have a material adverse effect on the Bank, the Accounts or the Receivables.


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                  (f) Neither the execution and delivery by the Bank of this
         Agreement, nor the incurrence by the Bank of the obligations herein set forth, nor the consummation by the Bank of the transactions contemplated hereunder, nor the fulfillment by the Bank of the terms hereof does or will (i) violate any Requirement of Law presently in effect, applicable to it or its properties or by which it or its properties are or may be bound or affected, (ii) conflict with, or result in a breach of, or constitute a default under, any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other instrument to which it is a party or by which it or its properties are bound, or (iii) result in the creation or imposition of any Lien upon any of its property or assets, except for those encumbrances created under the Receivables Purchase Agreement.

                  (g) All consents, approvals, authorizations, orders, filings, registrations or qualifications of or with any court or any other governmental agency, board, commission, authority, official or body required in connection with the execution and delivery by the Bank of this Agreement, the Receivables Purchase Agreement or the Pooling and Servicing Agreement, or to the consummation by the Bank of the transactions contemplated hereunder and thereunder, or to the fulfillment by the Bank of the terms hereof and thereof have been or will have been obtained on or before the Closing Date.

                  (h) All actions required to be taken by the Bank as a condition to the offer and sale of the Certificates as described herein or the consummation of any of the transactions described in the Prospectus and the Registration Statement have been or, prior to the Closing Date, will be taken.

                  (i) The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939.

                  (j) The representations and warranties made by the Bank in the Receivables Purchase Agreement and those made by the Bank in the Pooling and Servicing Agreement and made in any Officer's Certificate of the Bank delivered pursuant to the Receivables Purchase Agreement or pursuant to the Pooling and Servicing Agreement were true and correct at the time made and will be true and correct on and as of the Closing Date as if set forth herein.

                  (k) The Receivables (including Receivables in the Additional Accounts, the Receivables of which have been or are expected to be conveyed to FCCF during the period from ___________ through the Closing
         Date) had an aggregate outstanding balance determined as of _____________ in the amount set forth in the Prospectus.

                  (l) The Bank agrees it has not granted, assigned, pledged or transferred and shall not grant, assign, pledge or transfer to any Person a security interest in, or any other right, title or interest in, the Receivables, except as provided in the Receivables Purchase Agreement, and agrees to take all action required by the Receivables Purchase Agreement in order to maintain the security interest in the Receivables granted pursuant to the Receivables Purchase Agreement.


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                  (m) On the date of this Agreement and at the time of filing of the Prospectus pursuant to Rule 424(b), the Prospectus does not include and will not include, any untrue statement of a material fact, and the Prospectus does not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to statements in or omissions from such documents based upon the Class A Underwriters Information or the Class B Underwriters Information.

                  (n) There has not been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Bank or its subsidiaries, taken as a whole, from
         ___________.

         4.       Purchase, Sale, Payment and Delivery of the Certificates.

                           (a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, FCCF agrees to sell to the Class A Underwriters, and the Class A Underwriters agree to purchase from FCCF, at a purchase price of _________% of the principal amount thereof, $___________ aggregate principal amount of the Class A Certificates, each Class A Underwriter to purchase the amounts shown on Schedule A hereto.

                           (b) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, FCCF agrees to sell to the Class B Underwriters, and the Class B Underwriters agree to purchase from FCCF, at a purchase price of ________% of the principal amount thereof, $___________ aggregate principal amount of the Class B Certificates, each Class B Underwriter to purchase the amounts shown on Schedule A hereto.

                           (c) FCCF will deliver the Certificates to you against payment of the purchase price in immediately available funds, drawn to the order of FCCF, at the office of Orrick, Herrington & Sutcliffe LLP, in New York, New York at 10:00 A.M., New York City time, on _________ __, 200_, or at such other time not later than seven full business days thereafter as you and FCCF determine, such time being herein referred to as the "Closing Date." Each of the Class A Certificates and the Class B Certificates so to be delivered shall be represented by one or more definitive certificates registered in the name of Cede & Co., as nominee for The Depository Trust Company. FCCF shall make such definitive certificates representing the Class A Certificates and the Class B Certificates available for inspection by the Underwriters at the office at which the Certificates are to be delivered no later than five hours before the close of business in New York City on the business day prior to the Closing Date.

         5. Offering by Underwriters. It is understood that after the Effective Date, the Underwriters propose to offer the Certificates for sale to the public (which may include selected dealers) as set forth in the Prospectus.


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         6. Certain Agreements of FCCF. FCCF agrees with the Underwriters that:

                           (a) Immediately following the execution of this Agreement, FCCF will prepare a Prospectus Supplement setting forth the amount of Certificates covered thereby and the terms thereof not otherwise specified in the Base Prospectus, the price at which such Certificates are to be purchased by the Underwriters, the initial public offering price, the selling concessions and allowances, and such other information as FCCF deems appropriate. FCCF will transmit the Prospectus, including such Prospectus Supplement, to the Commission pursuant to Rule 424(b) by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b). FCCF will also file the Certificate Term Sheet with the Commission on Form 8-K within the time periods prescribed by the Commission's No-Action Letter, dated April 5, 1996, addressed to Greenwood Trust Company and the Commission's No-Action Letters referred to in Section 11 hereof. FCCF will not file any amendment of the Registration Statement with respect to the Certificates or supplement to the Prospectus unless a copy has been furnished to you for your review a reasonable time prior to the proposed filing thereof or to which you shall reasonably object in writing. FCCF will advise you promptly of (i) the effectiveness of any amendment or supplementation of the Registration Statement or the Prospectus, (ii) any request by the Commission for any amendment or supplementation of the Registration Statement or the Prospectus or for any additional information, (iii) the receipt by FCCF of any notification with respect to the suspension of qualification of the Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes and (iv) the institution by the Commission of any stop order proceeding in respect of the Registration Statement, and will use their best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                           (b) If at any time when a prospectus relating to the Certificates is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, FCCF promptly will notify the Representative of such event and promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither your consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 8 of this Agreement.

                           (c) As soon as practicable, FCCF will cause the Trust to make generally available to the Certificateholders an earnings statement or statements of the Trust covering a period of at least 12 months beginning after the Effective Date which will satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Commission promulgated thereunder.

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                           (d) FCCF will furnish to you copies of the
         Registration Statement (one of which will be signed and will include all exhibits), the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you reasonably request.

                           (e) FCCF will endeavor to qualify the Certificates for sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and the determination of the eligibility for investment of the Certificates under the laws of such jurisdictions as you may designate and will continue such qualifications in effect so long as required for the distribution of the Certificates; provided, however, that FCCF shall not be obligated to qualify to do business in any jurisdiction where such qualification would subject FCCF to general or unlimited service of process in any jurisdiction where it is not now so subject.

                           (f) So long as any Certificate is outstanding, FCCF will furnish to you, by first-class mail as soon as practicable (i) all documents concerning the Certificates distributed by FCCF to the Certificateholders, or filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) any order of the Commission under the Act or the Exchange Act applicable to the Trust or to FCCF as originator of the Trust, or pursuant to a "no-action" letter obtained from the staff of the Commission by FCCF and affecting the Trust or FCCF as originator of the Trust and (iii) from time to time, such other information concerning the Trust as you may reasonably request.

         7. Certain Agreements of the Bank and FCCF. The Bank and FCCF agree with the Underwriters that:

                  (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated for any reason, except a default by you hereunder, each of the Bank and FCCF will pay all expenses incident to the performance of its obligations under this Agreement (except as otherwise agreed in writing between the Bank and the Representatives of the Underwriters) and will reimburse the Underwriters for any expenses incurred by them in connection with qualification of the Certificates for sale and determination of the eligibility of the Certificates for investment under the laws of such jurisdictions as you designate and for any fees charged by investment rating agencies for the rating of the Certificates and for any filing fee of the National Association of Securities Dealers, Inc. relating to the Certificates, except that mailing expenses incurred in distributing the Prospectus, other than in connection with an amendment or supplement thereto, shall be borne by the Underwriters. FCCF, the Bank and the Underwriters will each bear their own respective fees and disbursements of counsel (which in the case of the FCCF will include all legal fees relating to Blue Sky matters).

                  (b) To the extent, if any, that any of the ratings provided with respect to the Certificates by Moody's Investors Service, Inc. ("Moody's"), Fitch, Inc. ("Fitch") or Standard & Poor's Ratings Services ("S&P") are conditional upon the furnishing of

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         documents or the taking of any other actions by the Bank or by FCCF, the Bank or FCCF, as appropriate, shall furnish such documents and take any such other actions.

                  (c) For a period from the date of this Agreement until the retirement of the Certificates, the Bank, as long as it is the Servicer, will furnish to you copies of each certificate and the annual statements of compliance delivered to the Trustee pursuant to Article III of the Amended and Restated Pooling and Servicing Agreement and the annual independent certified public accountant's servicing reports furnished to the Trustee pursuant to Article III of the Amended and Restated Pooling and Servicing Agreement, by first-class mail as soon as practicable after such certificates, statements and reports are furnished to the Trustee.

         8. Conditions of the Obligations of the Underwriters. The obligation of the several Underwriters to purchase and pay for the Certificates will be subject to the accuracy of the representations and warranties on the part of FCCF and of the Bank herein, to the accuracy of the statements of officers of FCCF and of the Bank made pursuant to the provisions hereof, to the performance by FCCF and by the Bank of its obligations hereunder and to the following additional conditions precedent:

                  (a) On or prior to the Closing Date, you shall have received a letter of PricewaterhouseCoopers LLP, confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder, substantially in the form heretofore agreed to and otherwise in form and in substance satisfactory to you and your counsel.

                  (b) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 6(a) of this Agreement; and, prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of FCCF or you, shall be contemplated by the Commission.

                  (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of FCCF or of the Bank which, in your judgment, materially impairs the investment quality of the Certificates; (ii) any downgrading in the rating of any debt securities of the Bank or FleetBoston Financial Corporation by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any such debt securities (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Bank or FleetBoston Financial Corporation on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal, Rhode Island or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, or any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the Representative's judgment, the effect of such occurrence or event is to make it impractical or inadvisable to proceed with completion of the sale of and payment for the Certificates.

                  (d) You shall have received an opinion, dated the Closing Date, of Linda C. Morris, Esquire, Executive Vice President, Secretary and General Counsel for the Bank and Vice President, Secretary and General Counsel for FCCF, to the effect that and subject to the qualification that with respect to matters of Delaware law, such counsel may rely upon an opinion of special Delaware counsel:

                           (i) The Bank (x) has been duly chartered and is
                  validly existing as a national banking association under the laws of the United States, with power and authority to own its properties and conduct its business as described in the Prospectus; (y) is neither required to qualify, nor to register as a foreign corporation, in any state in order to conduct its credit card business, except where the failure to so qualify or register would not have a material adverse effect upon the Certificateholders; and (z) has the power, authority and legal right to acquire and own the Accounts and to sell and service the Receivables;

                           (ii) The Bank has the power and authority to execute
                  and deliver this Agreement and the Series Supplement and to consummate the transactions contemplated herein and therein and the Bank, at the time of execution of the Receivables Purchase Agreement and the Amended and Restated Pooling and Servicing Agreement, had the power and authority to execute and deliver the Receivables Purchase Agreement and the Amended and Restated Pooling and Servicing Agreement and had and at all times since has had and does now have the power to consummate the transactions contemplated by the Receivables Purchase Agreement and the Amended and Restated Pooling and Servicing Agreement;

                           (iii) Each of the Receivables Purchase Agreement, the
                  Amended and Restated Pooling and Servicing Agreement and the Series Supplement has been duly authorized, executed and delivered by the Bank;

                           (iv) This Agreement has been duly authorized,
                  executed and delivered by the Bank;

                           (v) Each of the Receivables Purchase Agreement, the
                  Amended and Restated Pooling and Servicing Agreement and the Series Supplement has been duly executed and delivered by FCCF;

                           (vi) This Agreement has been duly executed and
                  delivered by FCCF;

                           (vii) The Registration Statement has become effective
                  under the Act and to the best of such counsel's knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened under the Act;

                           (viii) No consent, approval, authorization or order
                  of, or filing of any UCC financing statements with, any court or governmental agency or body having jurisdiction over the Bank or FCCF is required for the consummation of the transactions contemplated by this Agreement, the Receivables Purchase Agreement or the Pooling and Servicing Agreement, except for (x) filing of UCC financing statements with respect to the transactions contemplated in the Receivables Purchase Agreement and the Pooling and Servicing Agreement; (y) such consents, approvals, authorizations, orders or filings as have been obtained under the Act; and (z) such consents, approvals, authorizations, orders or filings as may be required under the state securities or blue sky laws of any jurisdiction;

                           (ix) The execution, delivery and performance by the
                  Bank of this Agreement, the Receivables Purchase Agreement and the Pooling and Servicing Agreement, the transfer of the Receivables to FCCF and the consummation by the Bank of any other of the transactions contemplated herein, in the Receivables Purchase Agreement, or in the Pooling and Servicing Agreement will not conflict with, result in a breach of or a violation of any of the terms of, or constitute a default under, (x) the Articles of Association or By-Laws of the Bank, or (y) any rule, order, statute or regulation known to such counsel to be currently applicable to the Bank, or (z) any agreement or other instrument, known to such counsel, to which the Bank is a party or by which it is bound;

                           (x) The execution, delivery and performance by FCCF
                  of this Agreement, the Receivables Purchase Agreement and the Pooling and Servicing Agreement, the transfer of the Receivables to the Trustee, the issuance and sale of the Certificates and the consummation by FCCF of any other of the transactions contemplated herein, in the Receivables Purchase Agreement or in the Pooling and Servicing Agreement will not conflict with, result in a breach of or a violation of any of the terms of, or constitute a default under (y) any rule, order, statute or regulation known to such counsel to be currently applicable to FCCF, or (z) any agreement or other instrument, known to such counsel to which FCCF is a party or by which it is bound; and

                           (xi) To such counsel's knowledge, there are no
                  actions, proceedings or investigations pending before any court, administrative agency or other tribunal (v) which are required to be disclosed in the Prospectus and are not disclosed therein, (w) asserting the invalidity of this Agreement, the Receivables Purchase Agreement, the Pooling and Servicing Agreement or the Certificates, (x) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Receivables Purchase Agreement or the Pooling and Servicing Agreement, (y) which might materially and adversely affect the performance by the Bank or by FCCF of their obligations under, or the validity or enforceability of, this Agreement, the Receivables Purchase Agreement, the Pooling and Servicing Agreement or the Certificates or (z) seeking adversely to affect the federal income tax attributes of the Certificates as described in the Prospectus Supplement under the heading "Summary of Terms-Tax Status" and in the Base Prospectus under the heading "Federal Income Tax Consequences."

                  (e) You shall have received an opinion, dated the Closing Date, of Richards, Layton & Finger, P.A., special Delaware counsel to FCCF, to the effect that:

                           (i) FCCF has been duly created and is validly
                  existing in good standing as a business trust under the laws of the State of Delaware;

                           (ii) Under the Delaware Business Trust Act (12 Del.
                  C.ss.3801, et seq.) (the "Trust Act"), the Trust Agreement of FCCF (the "Trust Agreement") and [name of authorizing consent] (the "Consent"), FCCF has all necessary trust power and authority to execute and deliver this Agreement, the Certificates, the Receivables Purchase Agreement, the Amended and Restated Pooling and Servicing Agreement and the Series Supplement (collectively, for purposes of this Section 8(e), the "Transaction Documents"), and to perform its obligations thereunder;

                           (iii) Under the Trust Act, the Trust Agreement and
                  the Consent, the execution and delivery by FCCF of the Transaction Documents, and the performance by FCCF of its obligations thereunder, have been duly authorized by all necessary trust action on the part of FCCF. [Under the Trust Act, the Trust Agreement and the Consent, the Transaction Documents have been duly executed by FCCF;]

                           (iv) The Trust Agreement constitutes a legal, valid
                  and binding agreement of Fleet Credit Card Services, L.P., as sole beneficial owner of FCCF (the "Beneficial Owner"), and is enforceable against the Beneficial Owner, in accordance with its terms;

                           (v) If properly presented to a Delaware court, a
                  Delaware court applying Delaware law, would conclude that (i) in order for a Person (as defined in the Trust Agreement) to file a voluntary bankruptcy petition on behalf of FCCF, the prior unanimous written consent of the Beneficial Owner and all members of the Board (as defined in the Trust Agreement) (including all Independent Trustees (as defined in the Trust Agreement)), as provided for in Section 3.3(c) of the Trust Agreement, is required, and (ii) such provision, contained in
                  Section 3.3(c) of the Trust Agreement, that requires the prior unanimous written consent of the Beneficial Owner and all members of the Board (as defined in the Trust Agreement) (including all Independent Trustees (as defined in the Trust Agreement)), in order for a Person (as defined in the Trust Agreement) to file a voluntary bankruptcy petition on behalf of FCCF, constitutes a legal, valid and binding agreement of the Beneficial Owner, and is enforceable against the Beneficial Owner in accordance with its terms;

                           (vi) Under Section 3808(b) of the Trust Act and the
                  Trust Agreement, the Bankruptcy (as defined in the Trust Agreement)of the Beneficial Owner shall not, by itself, result in the termination or dissolution of FCCF;

                           (vii) Under Section 3805(b) of the Trust Act, no
                  creditor of the Beneficial Owner shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the property of FCCF, except in accordance with the terms of the Trust Agreement;

                           (viii) Under the Trust Act FCCF constitutes a
                  separate legal entity, separate and distinct from the Beneficial Owner;

                           (ix) No authorization, consent, approval or order of
                  any Delaware court or any Delaware governmental or administrative body is required by FCCF solely in connection with the execution and delivery by FCCF of the Transaction Documents, or the performance by FCCF of its obligations thereunder;

                           (x) The execution and delivery by FCCF of the
                  Transaction Documents, and the performance by FCCF of its obligations thereunder, do not violate (i) any Delaware law, rule or regulation, or (ii) the certificate of trust of FCCF or the Trust Agreement;

                           (xi) There is no excise or other tax imposed by the
                  State of Delaware upon the perfection of a security interest in the Receivables;

                           (xii) There is no excise or other similar tax imposed
                  by the State of Delaware upon the transfer of the Receivables to or from FCCF;

                           (xiii) There is no personal property tax imposed by
                  the State of Delaware upon or measured by the assets of the Trust;

                           (xiv) The characterization of FCCF and the Trust for
                  federal income tax purposes, whether as a security device, disregarded entity or partnership will be determinative of the character of each of FCCF and the Trust under the laws of the State of Delaware concerning any tax imposed on or measured by income; and

                           (xv) Assuming neither FCCF nor the Trust will not be
                  taxed as an association or a publicly traded partnership taxable as a corporation for federal income tax purposes, (i) there will be no income or franchise tax imposed by the State of Delaware upon the Trust, and (ii) there will be no income tax imposed by the State of Delaware upon FCCF.

                  (f) You shall have received a letter of Edwards & Angell, LLP, counsel for the Bank, to the effect that you may rely on those provisions of their opinions to

         Moody's, Fitch and S&P with respect to certain matters relating to the transfer of the Receivables by the Bank to FCCF, with respect to the perfection of FCCF's interest in the Receivables and with respect to other related matters.

                  (g) You shall have received a letter of Richards, Layton & Finger, P.A., special Delaware counsel for FCCF, to the effect that you may rely on those provisions of their opinions to Moody's, Fitch and S&P with respect to certain matters relating to the transfer of the Receivables by FCCF to the Trustee, with respect to the perfection of the Trustee's interest in the Receivables and with respect to other related matters.

                  (h) You shall have received an opinion dated the closing date, of Orrick, Herrington & Sutcliffe LLP, special counsel to the Bank, to the effect that

                           (i) The Receivables Purchase Agreement and the
                  Pooling and Servicing Agreement, including the allocation of Collections provisions in the Pooling and Servicing Agreement, each constitutes the legal, valid and binding obligation of the Bank and of FCCF under the laws of the State of New York, enforceable against the Bank and against FCCF in accordance with its terms.

                           (ii) This Agreement constitutes the legal, valid and
                  binding obligation of the Bank and of FCCF under the laws of the State of New York, enforceable against the Bank and against FCCF in accordance with its terms.

                           (iii) The Certificates, when executed and
                  authenticated in accordance with the terms of the Pooling and Servicing Agreement and delivered to and paid for by the Underwriters in accordance with this Agreement will be duly and validly issued and outstanding and will be entitled to the benefits of the Pooling and Servicing Agreement.

                           (iv) The statements in the Base Prospectus under the
                  headings "Material Legal Aspects of the Receivables," "ERISA Considerations" and "Federal Income Tax Consequences" and the statements in the Prospectus Supplement under the headings "Risk Factors - If a Conservator or Receiver Is Appointed for the Bank, Payment of Your Certificates May Be Delayed or Reduced," "Federal Income Tax Consequences" and "ERISA Considerations" and the summaries thereof under the headings "Summary of Terms - Tax Status" and "-- ERISA Considerations" in the Prospectus Supplement to the extent they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects.

                           (v) This Agreement, the Receivables Purchase
                  Agreement, the Pooling and Servicing Agreement and the Certificates conform in all material respects to the descriptions thereof contained in the Prospectus.

                           (vi) The Pooling and Servicing Agreement is not
                  required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust is not now, and immediately following the sale of the Certificates pursuant to this Agreement will not be, required to be registered under the Investment Company Act of 1940, as amended.

                           (vii) For federal income tax purposes the
                  Certificates will properly be characterized as indebtedness and for purposes of Section 6.03(b)(vi) of the Pooling and Servicing Agreement (a) the issuance of the Certificates and the Collateral Interest will not adversely affect the tax characterization as debt of Investor Certificates of any outstanding Series or Class that were characterized as debt at the time of their issuance, (b) following the issuance of the Certificates and the Collateral Interest, the Trust will not be an association (or publicly traded partnership) taxable as a corporation and (c) the issuance of the Certificates and the Collateral Interest will not cause or constitute an event in which gain or loss would be recognized by any Investor Certificateholder or the Trust; provided, however, that such counsel may give the foregoing opinions subject to the discussion of alternative characterizations and risks discussed in the Base Prospectus under the heading "Federal Income Tax Consequences."

                           (viii) The Registration Statement and the Prospectus
                  (other than the financial and statistical information contained therein) on their respective effective dates or dates of issuance appear on their face to be appropriately responsive in all material respects to the applicable requirements of the Act and the Rules and Regulations; such counsel has no reason to believe that the Registration Statement or the Prospectus, as of their respective dates, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, and, in the case of the Prospectus, in light of the circumstances under which they were made, not misleading, or that the Prospectus, as amended or supplemented as of the date of such opinion, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (except that such counsel may express no opinion as to (x) any financial statements, supporting schedules or other financial or statistical information included in the Registration Statement or the Prospectus or (y) the exhibits to the Registration Statement).

                  (i) You shall have received from Mayer, Brown & Platt, special counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to such matters relating to this transaction as you may require, and FCCF and the Bank shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (j) You shall have received a certificate from the Bank, dated the Closing Date, of two Vice Presidents or more senior officers of the Bank in which such officers, to the best of their knowledge after reasonable investigation, shall state that (u) the representations and warranties of the Bank in this Agreement are true and correct in all material respects on and as of the Closing Date, (v) the Bank has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date,
         (w) the representations and warranties of the Bank, as seller under the Receivables Purchase Agreement and as Servicer under the Pooling and Servicing Agreement, are true and correct as of the dates specified in the Receivables Purchase Agreement and in the Pooling and Servicing Agreement, (x) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission, (y) nothing has come to either of the officer's attention that would lead such officer to believe that the Registration Statement or the Prospectus, and any amendment or supplement thereto, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (z) subsequent to the date of the Prospectus, there has been no material adverse change in the financial position or results of operation of the Bank's credit card business except as set forth in or contemplated by the Prospectus or as described in such certificate.

                  (k) You shall have received a certificate from FCCF, dated the Closing Date, of two Vice Presidents or more senior officers of FCCF in which such officers, to the best of their knowledge after reasonable investigation, shall state that (u) the representations and warranties of FCCF in this Agreement are true and correct in all material respects on and as of the Closing Date, (v) FCCF has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (w) the representations and warranties of FCCF, as purchaser under the Receivables Purchase Agreement and as Transferor under the Pooling and Servicing Agreement are true and correct as of the dates specified in the Receivables Purchase Agreement and in the Pooling and Servicing Agreement, (x) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission, (y) nothing has come to either of the officer's attention that would lead such officer to believe that the Registration Statement or the Prospectus, and any amendment or supplement thereto, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (z) subsequent to the date of the Prospectus, there has been no material adverse change in the Trust Assets except as set forth in or contemplated by the Prospectus or as described in such certificate.

                  (l) You shall have received an opinion of Seward & Kissel, LLP, counsel to the Trustee, addressed to you, dated the Closing Date, satisfactory in form and substance to you and your counsel and substantially to the effect that:

                           (i) The Trustee is a banking corporation and is
                  validly existing under the laws of the State of New York;

                           (ii) The Series Supplement has been duly executed and
                  delivered by the Trustee, and the Pooling and Servicing Agreement constitutes a legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except that certain of the obligations may be enforceable solely against the Trust Assets and except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law);

                           (iii) The Certificates delivered on the date hereof
                  have been duly authenticated and delivered by the Trustee in accordance with the terms of the Series Supplement;

                           (iv) The execution and delivery of each of the
                  transaction documents and the performance by the Trustee of the terms of each of the transaction documents does not conflict with or result in a violation of (y) any law or regulation of the United States of America or the State of New York governing the banking or trust powers of the Trustee, or
                  (z) the Certificate of Incorporation or By-Laws of the Trustee; and

                           (v) No approval, authorization or other action by, or
                  filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Trustee is required in connection with the execution and delivery by the Trustee of each of the transaction documents or the authentication and delivery of the Certificates.

                  (m) You shall have received evidence satisfactory to you that the Class A Certificates shall be rated "Aaa" by Moody's, "AAA" by Fitch and "AAA" by S&P and that the Class B Certificates shall be rated no lower than "A2" by Moody's, "A" by Fitch and "A" by S&P.

                  (n) You shall have received evidence satisfactory to you that the Prospectus was timely filed with the Commission pursuant to Rule 424(b).

                  FCCF will furnish you with such conformed copies of such opinions, certificates, letters and documents as you reasonably request.

         9. Indemnification and Contribution. (a) The Bank and FCCF will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Certificate Term Sheet, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from the Certificate Term Sheet the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Certificates concerned, if such untrue statement or omission or alleged statement or omission in the Certificate Term Sheet is eliminated or remedied in the Prospectus (as amended or supplemented if the Bank or FCCF shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person by the Underwriters at or prior to the written confirmation of the sale of the Certificate to that person; provided further, however, neither FCCF nor the Bank will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with the Class A Underwriters' Information or the Class B Underwriters' Information.

                  (b) The Underwriters agree, severally and not jointly, to indemnify and hold harmless the Bank and FCCF against any losses, claims, damages or liabilities to which the Bank or FCCF may become subject, under the Act or otherwise and will reimburse any legal or other expenses reasonably incurred by the Bank or FCCF in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that, with respect to each of the Class A Underwriters and the Class B Underwriters, such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Class A Underwriters' Information or the Class B Underwriters' Information, respectively, and will reimburse any legal or other expenses reasonably incurred by the Bank or FCCF in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnifying party and the indemnified party shall have agreed to the retention of additional counsel for the indemnified party or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

                  (d) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Bank and FCCF on the one hand and the Underwriters on the other from the offering of the Certificates, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Bank and FCCF on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Bank and FCCF on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) of the Certificates received by FCCF bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Certificates. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by FCCF or the Bank or information supplied by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission with respect to the Certificates. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Underwriters shall not be required to contribute any amount in excess of the amount by which the total underwriting discount as set forth on the cover page of the Prospectus Supplement exceeds the amount of damages which the Underwriters have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission with respect to the Certificates. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) are several in proportion to their respective underwriting obligations and are not joint.

                  (e) The obligations of the Bank and FCCF under this Section 9 shall be in addition to any liability which the Bank or FCCF may otherwise have and shall extend, upon the same terms and conditions, to the directors and officers of the Underwriters and each Person, if any, who controls the Underwriters within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director and each officer of the Bank and each director and each officer of FCCF, to each director and each officer of FCCF who has signed the Registration Statement and to each Person, if any, who controls the Bank or FCCF within the meaning of the Act.

         10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Bank and FCCF or their officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriters, the Bank, FCCF or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Certificates. If this Agreement is terminated or if for any reason the purchase of the Certificates by the Underwriters is not consummated, the Bank and FCCF shall remain responsible for the expenses to be paid by it pursuant to subsection 7(a) and the respective obligations of FCCF, the Bank and the Underwriters pursuant to Section 9 shall remain in effect, except that in such circumstances, neither FCCF nor the Bank will not be responsible for the expenses pursuant to subsection 7(a) to be paid by it to any defaulting Underwriter or be obligated to indemnify any defaulting Underwriter pursuant to
Section 9. If for any reason the purchase of the Certificates by the Underwriters is not consummated other than solely because of the occurrence of any event specified in clause (iii), (iv) or (v) of subsection 8(c), the Bank or FCCF will reimburse the Underwriters for all out-of-pocket expenses reasonably incurred by them in connection with the offering of the Certificates.

         11. Computational Materials and ABS Term Sheets. Each Underwriter represents and warrants that it has not used any "Computational Materials" (as defined in the Commission's No-Action Letter, dated May 20, 1994, addressed to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (as made generally applicable to registrants, issuers and underwriters by the Commission's response to the request of the Public Securities Association, dated May 27, 1994)) or "ABS Term Sheets" (as defined in the Commission's No-Action Letter, dated February 17, 1995, addressed to the Public

Securities Association) in connection with the offering of the Certificates (other than the Certificate Term Sheet).

         12. Electronic Distribution of Certificate Term Sheet. Each Underwriter represents that if it furnished an electronic copy of the Certificate Term Sheet used in connection with the Certificates to any person, such Underwriter has furnished a printed copy of the Certificate Term Sheet to all persons to whom it previously sent an electronic copy and to whom it will send a written confirmation of sale.

         13. Default by One or more of the Underwriters. If any Underwriter or Underwriters default in their obligations to purchase the Certificates hereunder on the Closing Date and the aggregate principal amount of the Certificates that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of the Certificates that the Underwriters are obligated to purchase on the Closing Date, the Representative may make arrangements satisfactory to FCCF for the purchase of such Certificates by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase such Certificates that such defaulting Underwriters agreed but failed to purchase on the Closing Date. If any Underwriter or Underwriters so default and the aggregate principal amount of Certificates with respect to which such default or defaults occur exceeds 10% of the total principal amount of the Certificates that the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to the Representative and FCCF for the purchase of such Certificates by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Bank or FCCF except as provided in Section 10. As used in this Agreement, the term "Underwriter" includes any person substituted for a defaulting Underwriter under this Section 13. Nothing contained in this Section 13 will relieve a defaulting Underwriter from liability in respect of its default.

         14. Limited Recourse. Any amounts to be paid by FCCF under this Agreement shall only be made in accordance with this Section 14 and only from the Funds (as defined herein). The Underwriters acknowledge that the only recourse it has under this Agreement for such payments from FCCF is to the Funds. Payments to be made under this Agreement by FCCF shall be made by FCCF from funds paid or payable to FCCF pursuant to the Pooling and Servicing Agreement including funds paid or payable in respect of the Transferors' Interest and that are not required by the terms of the Pooling and Servicing Agreement to be used by FCCF for any other purpose and the payment of which to the Underwriters pursuant to this Agreement would not cause a Pay Out Event or a default by FCCF to occur under the Pooling and Servicing Agreement or any supplement thereto (the "Funds"). The Underwriters agree that failure of FCCF to make any payment to Underwriters under this Agreement shall not constitute a "claim" (as defined in Section 101 of the United States Bankruptcy Code) against FCCF.

         15. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Underwriters shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause FCCF to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against FCCF under any Debtor Relief Law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of FCCF or any substantial part of its property or ordering the winding-up or liquidation of the affairs of FCCF.

         16. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to:

                           [Address of Underwriter]

         17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         18. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         19. Financial Services Act. Each Underwriter represents and warrants to, and agrees with, the Bank and FCCF that (x) it has complied and shall comply with all applicable provisions of the Financial Services and Markets Act 2000 ("FSMA") and the Public Offers of Securities Regulations 1995 (the "Regulations") with respect to anything done by it in relation to the Certificates in, from or otherwise involving the United Kingdom; (y) it has only communicated or caused to be communicated and it will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of FSMA) received by it in connection with the issue or sale of any Certificates in circumstances in which section 21(1) of the FSMA does not apply to FCCF or the Bank; and (z) it has not offered or sold and, prior to the date which is six months after the date of issue of the Certificates will not offer or sell any Certificate to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing, or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which do not constitute an offer to the public in the United Kingdom for purposes of the Regulations.

         If you are in agreement with the foregoing, please sign three counterparts hereof and return one to FCCF whereupon this letter and your acceptance shall become a binding agreement among FCCF, the Bank and the Underwriters.

                                                 Very truly yours,

                                                 FLEET CREDIT CARD FUNDING TRUST

                                                 By__________________________
                                                   Name:
                                                   Title:

                                                 FLEET BANK (RI),
                                                 NATIONAL ASSOCIATION

                                                 By__________________________
                                                   Name:
                                                   Title:

The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof

[REPRESENTATIVE]
   as a Representative of the
   Underwriters set forth herein


By____________________________
  Name:
  Title:

                                   SCHEDULE A

                              Class A Certificates

                                                            Principal Amount of
Underwriters                                               Class A Certificates




Total                                                       $




                              Class B Certificates

                                                            Principal Amount of
Underwriters                                               Class B Certificates

Total                                                       $


                               Schedule A, Page 1